ETF2 P1 12/22

SUPPLEMENT DATED DECEMBER 1, 2022

TO THE CURRENTLY EFFECTIVE

PROSPECTUS DATED AUGUST 1, 2022

OF

FRANKLIN SYSTEMATIC STYLE PREMIA ETF (the “Fund”)

(a series of Franklin Templeton ETF Trust (the “Trust”))

At a meeting held in November 2022, the Board of Trustees of the Trust approved a change to the frequency of the Fund’s income distributions from semi-annually to annually. Effective immediately, the Fund’s Prospectus is amended as follows.

The second sentence in the second paragraph under the “Distributions and Taxes—Income and Capital Gain Distributions” section of the Prospectus is replaced with the following:

The Franklin Systematic Style Premia ETF intends to pay income dividends annually from its net investment income.

Please keep this supplement with your Prospectus for future reference.

ETF2 SA1 12/22

SUPPLEMENT DATED DECEMBER 1, 2022

TO THE CURRENTLY EFFECTIVE

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2022

OF

FRANKLIN SYSTEMATIC STYLE PREMIA ETF (the “Fund”)

(a series of Franklin Templeton ETF Trust (the “Trust”))

At a meeting held in November 2022, the Board of Trustees of the Trust approved a change to the frequency of the Fund’s income distributions from semi-annually to annually. Effective immediately, the Fund’s Statement of Additional Information (“SAI”) is amended as follows:

The second paragraph under the “Distributions and Taxes—Distributions” section of the SAI is replaced with the following:

The Franklin Systematic Style Premia ETF intends to declare and pay income dividends annually from its net investment income.

Please keep this supplement with your SAI for future reference.